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EXHIBIT 99.1

Dow Releases Further Financial Information
Following Merger with Union Carbide

    April16, 2001 (MIDLAND, Mich.)—The Dow Chemical Company today is releasing additional unaudited combined historical financial information following its recent merger with Union Carbide. This information includes selected unaudited historical information from 1995 to 2000.

    The company released audited supplemental consolidated financial statements last week in documents filed with the U.S. Securities and Exchange Commission.

    Dow is planning an investor meeting and Webcast to disclose additional information about the merger, which was completed February 6, 2001. The meeting will begin at 8 a.m. on May 1, 2001, and will be Webcast live on www.dow.com.

    Dow is a leading science and technology company that provides innovative chemical, plastic and agricultural products and services to many essential consumer markets. With annual sales of approximately $30 billion, Dow serves customers in more than 170 countries and a wide range of markets that are vital to human progress, including food, transportation, health and medicine, personal and home care, and building and construction, among others. Committed to the principles of sustainable development, Dow and its 50,000 employees seek to balance economic, environmental and social responsibilities. For further information, visit www.dow.com.

Unaudited Combined Historical Income Statement Information

	For the year ended December 31,
In millions, except for per share amounts	2000	1999	1998	1997	1996	1995

Net Sales	$29,534	$25,859	$25,101	$27,476	$27,067	$26,965

Cost of sales	24,131	20,300	19,395	20,750	19,866	18,592
Research and development expenses	1,119	1,075	1,026	990	962	997
Selling, general and administrative expenses	1,825	1,776	1,964	2,168	2,426	2,543
Amortization of intangibles	139	160	106	80	58	52
Purchased in-process research and development charges	6	6	349	—	—	—
Special charges	—	94	458	—	—	—
Insurance and finance company operations, pretax income	85	150	124	127	85	65
Equity in earnings of nonconsolidated affiliates	354	95	31	211	194	269
Sundry income—net	352	329	1,135	446	329	(69)

Earnings before Interest, Income Taxes and Minority Interests	3,105	3,022	3,093	4,272	4,363	5,046

Interest income	146	132	149	195	324	312
Interest expense and amortization of debt discount	665	564	607	550	570	523

Income before Income Taxes and Minority Interests	2,586	2,590	2,635	3,917	4,117	4,835

Provision for income taxes	839	874	902	1,320	1,423	1,822
Minority interests' share in income	72	74	20	113	194	197
Preferred stock dividends	—	5	6	13	17	17

Income from Continuing Operations	$1,675	$1,637	$1,707	$2,471	$2,483	$2,799

Discontinued operations net of income taxes	—	—	—	—	—	187
Cumulative effect of change in accounting principle	—	(20)	—	(17)	—	—

Net Income Available for Common Stockholders	$1,675	$1,617	$1,707	$2,454	$2,483	$2,986

Share Data
Earnings per common share from continuing operations—basic	$1.88	$1.87	$1.92	$2.72	$2.61	$2.73
Earnings before cumulative effect of change in accounting principle per common share—basic	$1.88	$1.87	$1.92	$2.72	$2.61	$2.91
Earnings per common share—basic	$1.88	$1.85	$1.92	$2.71	$2.61	$2.91
Earnings per common share from continuing operations—diluted	$1.85	$1.84	$1.89	$2.63	$2.51	$2.62
Earnings before cumulative effect of change in accounting principle per common share—diluted	$1.85	$1.84	$1.89	$2.63	$2.51	$2.80
Earnings per common share—diluted	$1.85	$1.82	$1.89	$2.61	$2.51	$2.80
Weighted-average common shares outstanding—basic	893.2	874.9	888.1	898.4	950.1	1,025.8
Weighted-average common shares outstanding—diluted	904.5	893.5	904.8	936.2	997.2	1,073.4

Selected Data Adjusted to Exclude Unusual Items

Earnings before Interest, Income Taxes and Minority Interests	$3,125	$3,072	$3,090	$4,177	$4,363	$5,266
Income from Continuing Operations	1,697	1,666	1,700	2,428	2,483	3,076
Earnings per common share from continuing operations—diluted	1.87	1.87	1.88	2.58	2.51	2.88

Unaudited Combined Historical Income Statement Information

	Three months ended				Year ended
In millions, except for per share amounts	Mar. 31, 2000	June 30, 2000	Sept. 30, 2000	Dec. 31, 2000	Dec. 31, 2000

Net Sales	$7,269	$7,586	$7,448	$7,231	$29,534

Cost of sales	5,842	5,968	6,184	6,137	24,131
Research and development expenses	270	277	273	299	1,119
Selling, general and administrative expenses	474	431	449	471	1,825
Amortization of intangibles	41	32	33	33	139
Purchased in-process research and development charges	—	—	—	6	6
Insurance and finance company operations, pretax income	29	14	26	16	85
Equity in earnings of nonconsolidated affiliates	130	130	105	(11)	354
Sundry income—net	101	107	54	90	352

Earnings before Interest, Income Taxes and Minority Interests	902	1,129	694	380	3,105

Interest income	45	29	26	46	146
Interest expense and amortization of debt discount	155	169	170	171	665

Income before Income Taxes and Minority Interests	792	989	550	255	2,586

Provision for income taxes	262	311	177	89	839
Minority interests' share in income	18	21	16	17	72

Net Income Available for Common Stockholders	$512	$657	$357	$149	$1,675

Share Data
Earnings per common share—basic	$0.58	$0.73	$0.40	$0.17	$1.88
Earnings per common share—diluted	$0.57	$0.72	$0.40	$0.16	$1.85
Weighted-average common shares outstanding—basic	889.6	894.5	896.1	895.7	893.2
Weighted-average common shares outstanding—diluted	903.8	906.1	902.3	904.3	904.5

Selected Data Adjusted to Exclude Unusual Items

Earnings before Interest, Income Taxes and Minority Interests	$902	$1,129	$694	$400	$3,125
Net Income Available for Common Stockholders	512	657	357	171	1,697
Earnings per common share—diluted	0.57	0.72	0.40	0.18	1.87

Selected Unaudited Combined Historical Segment Information

	For the year ended December 31,
In millions	2000	1999	1998	1997	1996	1995

Operating segment sales
Performance Plastics	$7,667	$7,031	$6,900	$7,201	$7,163	$6,668
Performance Chemicals	5,343	5,044	4,944	4,887	4,783	4,596
Agricultural Products	2,346	2,334	2,408	2,175	1,974	1,963
Plastics	7,118	5,764	4,928	5,610	5,302	4,965
Chemicals	4,109	3,603	3,646	4,394	4,290	4,563
Hydrocarbons & Energy	2,626	1,731	1,499	2,184	2,464	2,371
Unallocated and Other	325	352	776	1,025	1,091	1,839

Total	$29,534	$25,859	$25,101	$27,476	$27,067	$26,965

Operating segment EBIT
Performance Plastics	$1,029	$1,578	$1,819	$1,679	$1,864	$1,576
Performance Chemicals	536	805	744	763	811	790
Agricultural Products	212	125	(209)	213	304	318
Plastics	945	564	525	968	884	1,672
Chemicals	422	292	76	641	574	1,360
Hydrocarbons & Energy	136	8	(11)	220	163	(44)
Unallocated and Other	(175)	(350)	149	(212)	(237)	(626)

Total	$3,105	$3,022	$3,093	$4,272	$4,363	$5,046

Operating segment EBIT excluding unusual items
Performance Plastics	$1,066	$1,528	$1,689	$1,679	$1,864	$1,576
Performance Chemicals	536	811	756	763	811	790
Agricultural Products	212	219	154	233	304	318
Plastics	945	564	560	980	884	1,672
Chemicals	422	292	244	641	574	1,360
Hydrocarbons & Energy	38	8	—	41	163	(44)
Unallocated and Other	(94)	(350)	(313)	(160)	(237)	(406)

Total	$3,125	$3,072	$3,090	$4,177	$4,363	$5,266

Selected Unaudited Combined Historical Segment Information

	Three months ended				Year ended
In millions	Mar. 31, 2000	June 30, 2000	Sept. 30, 2000	Dec. 31, 2000	Dec. 31, 2000

Operating segment sales
Performance Plastics	$1,827	$1,941	$1,957	$1,942	$7,667
Performance Chemicals	1,338	1,373	1,337	1,295	5,343
Agricultural Products	633	694	449	570	2,346
Plastics	1,779	1,761	1,863	1,715	7,118
Chemicals	1,038	1,079	1,021	971	4,109
Hydrocarbons & Energy	571	638	721	696	2,626
Unallocated and Other	83	100	100	42	325

Total	$7,269	$7,586	$7,448	$7,231	$29,534

Operating segment EBIT
Performance Plastics	$316	$274	$235	$204	$1,029
Performance Chemicals	152	182	125	77	536
Agricultural Products	90	158	(23)	(13)	212
Plastics	260	321	247	117	945
Chemicals	143	180	86	13	422
Hydrocarbons & Energy	18	2	4	112	136
Unallocated and Other	(77)	12	20	(130)	(175)

Total	$902	$1,129	$694	$380	$3,105

Operating segment EBIT excluding unusual items
Performance Plastics	$316	$274	$235	$241	$1,066
Performance Chemicals	152	182	125	77	536
Agricultural Products	90	158	(23)	(13)	212
Plastics	260	321	247	117	945
Chemicals	143	180	86	13	422
Hydrocarbons & Energy	18	2	4	14	38
Unallocated and Other	(77)	12	20	(49)	(94)

Total	$902	$1,129	$694	$400	$3,125

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Dow Releases Further Financial Information Following Merger with Union Carbide